UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

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                                   May 3, 2002
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                Date of Report (Date of earliest event reported)
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                           AAMES FINANCIAL CORPORATION
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             (Exact name of Registrant as specified in its charter)
     ======================================================================

======================================================================================================================
               Delaware                                0-19604                               95-340340
======================================================================================================================
     (State or other jurisdiction             (Commission file numbers)                  (I.R.S. employer
           of incorporation)                                                            identification no.)
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        350 South Grand Avenue
        Los Angeles, California                                                                90071
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    (Address of principal executive                                                         (ZIP Code)
               offices)
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                                 (213) 210-5000
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              (Registrant's telephone number, including area code)
======================================================================================================================
                                       NA
                                       --
======================================================================================================================
          (Former name or former address, if changed since last report)
======================================================================================================================

Item 5. Other Events.
        ------------

         As previously announced, in January 2002 the Company retained UBS Warburg LLC as its financial advisor to explore options for a possible restructuring of the Company's 9.125% Senior Notes due 2003 (the "Senior Notes") and 5.5% Convertible Subordinated Debentures due 2006 (the "Existing Debentures"). During March and April 2002, representatives of the Company and UBS Warburg engaged in discussions with the holders of approximately $64 million principal amount of Senior Notes (the "Noteholders"). During such time, representatives of the Company and UBS Warburg engaged in separate discussions with the holders of approximately $60 million principal amount of Existing Debentures (the "Debentureholders"). These Noteholders and Debentureholders entered into confidentiality agreements with the Company prior to such discussions.

         During the course of these discussions, the Company proposed to the Noteholders a number of possible transactions. The most recent proposal involved an exchange offer, whereby the holders of the Senior Notes would be offered, for each $1,000 principal amount of Senior Notes tendered for exchange, $500 in cash and $350 principal amount of the Company's newly issued senior debt having a maturity date at least two years later than the maturity date of the Senior Notes, a higher interest rate than that of the Senior Notes, and other terms to be negotiated. As a condition of the proposed exchange offer, holders of a minimum of 90% of the aggregate outstanding principal balance of the Senior Notes would have had to tender their Senior Notes in the exchange offer and consent to amend the terms of the indenture governing the Senior Notes to permit the Company to, among other things, (a) use cash and/or new debt to purchase subordinated debt of the Company, including the Existing Debentures and (b) pledge or sell assets or incur additional indebtedness to raise cash to make the cash payment under the proposed exchange offer for the Senior Notes. The Noteholders informed the Company that none of the proposed transactions would be acceptable to them and the Company withdrew the proposals.

         The Company also proposed to the Debentureholders a number of possible transactions, including refinancing the Existing Debentures through an exchange offer whereby the holders of the Existing Debentures would receive, for each $1,000 principal amount of Existing Debentures tendered for exchange, $800 principal amount of the Company's newly issued 4% Convertible Subordinated Debentures due 2012. On April 30, 2002, the Company issued a press release announcing that it intended to commence the exchange offer with respect to the Existing Debentures as soon as practicable. The press release, filed as Exhibit
99.1 to the Company's Current Report on Form 8-K and as Exhibit 99.1 to the Schedule TO, each filed by the Company with the Securities and Exchange Commission on April 30, 2002, is incorporated herein by reference.


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

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AAMES FINANCIAL CORPORATION



                                        By: /s/ Patrick D. Grosso
                                           -------------------------
                                            Patrick D. Grosso
                                            Assistant Secretary


Dated: May 3, 2002













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